(ICON)
Prudential
Pacific
Growth
Fund, Inc.

SEMI
ANNUAL
REPORT
April 30, 1999
(LOGO)

Prudential Pacific Growth Fund, Inc.

Performance At A Glance
Early in March 1999, investors appeared to have decided that the Pacific region had seen the worst: the MSCI Asia Pacific Index rose by about a quarter of its value in just March and April. Prudential Pacific Growth Fund had an excellent six-month return, but trailed the Lipper Average because our portfolio had been defensive, holding large cash positions, currency hedges, and less volatile stocks. This helped us over the past 12 months and through most of our six-month reporting period, but kept us from fully participating in the exuberant bull market in the Pacific region. We became less defensively positioned toward the end of our reporting period.

Cumulative Total Returns1                          As of 4/30/99
                                 Six       One       Five         Since
                               Months      Year      Years      Inception2
Class A                          25.77%    15.85%     -19.36%      37.46%
Class B                          25.60     15.09      -22.04       31.02
Class C                          25.60     15.09        N/A       -22.69
Class Z                          26.43     16.62        N/A       -18.94
Lipper Pacific
Region Fund Avg.3                31.39     15.14      -16.36        ***

Average Annual Total Returns1                        As of 3/31/99
                                           One       Five         Since
                                           Year      Years      Inception2
Class A                                     -4.62%     -6.89%       2.33%
Class B                                     -5.37      -6.84        2.39
Class C                                     -2.36        N/A       -7.83
Class Z                                      0.96        N/A       -9.98

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A and Class B, 7/24/92; Class C, 8/1/94; Class Z,
3/1/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, and five-year periods in the Pacific Region Fund category.

*** Lipper Since Inception returns are 46.53% for Class A and Class B, -18.72% for Class C, and -17.71% for Class Z, based on all funds in each share class.

How Investments Compared.
(As of 4/30/99)
   (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Managers' Report
(PHOTOS)
Steve Auth, Toru Komatsu, and
Dave Descalzi--Fund Managers

Investment Goals and Style
Prudential Pacific Growth Fund invests primarily in stocks of companies in the Pacific Basin, selecting a diversified portfolio aimed at long-term growth of capital. Steve Auth, head of Prudential's global equity group, and Dave Descalzi design overall strategy and set country allocations. Dave also manages our Hong Kong-based team. Toru Komatsu heads our Japan-based team.
The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Performance Review
"Be not the first by whom the new are tried, nor yet the last to lay the old aside."--Alexander Pope

That was us. We were cautious: we had a large cash position, hedges against currency movements, a focus in economically sound Australia, and an emphasis on companies with strong balance sheets in industries with deeply established growth trends, such as telecommunications. It served us well through the Asian financial crisis and through the early stages of the bounce back, but then investors returned to the Pacific markets almost as rapidly and uncritically as they had left it. Although we trailed during the first weeks of the renewed bull market, we do not regret our prudence. Only when we were convinced the recovery was real did we begin to reposition our portfolio.

But we did move then. By April 30, our cash was down to 3% of assets (from 33% at the beginning of our reporting period) and our Japanese holdings were up to 35% (from 24%). In Japan, we are focused on restructuring stories because we believe they will be the source of most of Japan's earnings growth. Two companies whose outsourcing services facilitate the restructuring process are among the largest contributors to our six-month return: Nichii Gakkan and Bellsystem24. The former is a hospital management company; the latter a telemarketing concern.

Other Japanese companies that led our returns over our reporting period include Avex (a music production company targeted at the high-spending teen and young adult market), Union Tool (a company with a unique drill for the plastic material on which computer chips are fastened), and NTT Mobile Communications.

We do not expect a dramatic recovery in Japan, but we have focused on younger companies that have room to grow. We expect them to blaze a pattern for a new-style Japanese economy: more entrepreneurial and more focused on its customers' needs and shareholders' profits. We believe these firms will outpace the slow economic recovery in Japan.

Refocusing on Australia
Our large focus on Australia was primarily defensive--our concern was to constrain losses in an uncertain Pacific market. However, Publishing and Broadcasting and Howard Smith Limited, which were among our largest holdings through our reporting period, were also among the largest contributors to our return. When we decided to move to a more aggressive overall strategy, we planned to substantially reduce our holdings in Australia, so we took some profits on these.

Our two largest holdings at the beginning of this period also were Australian firms: Woolworth's and Goodman Fielder, two food-related businesses. We had larger investments in these firms than we would have had if prospects elsewhere had not been so risky. As it turned out, the shares of both companies declined. Goodman Fielder reported earnings problems and had a substantial drop in its share price. We thought its problems would not be resolved quickly, so we sold our position. Woolworth's had a management problem that we expect to be resolved--its negative return was much smaller. We reduced our position as part of our portfolio reorientation.

Hong Kong is a resting place for funds
Global investors moving funds into the Pacific often buy Hong Kong stocks first until they have had time to look around. Banks, telecommunications companies, and utilities are defensive stocks that can provide exposure to the region without much company risk. Although we aren't enthusiastic about Hong Kong's economy, we believe its blue-chip stocks provide diversity and liquidity--investments that fairly dependably can be sold when better opportunities arise.

We did have a loss on Hong Kong Electric, a defensive stock that fell in the rising market.

Korea is progressing fastest
More than any other country, Korea has taken the lessons of the financial crisis of 1997-1998 and is restructuring its economy to become more profit oriented and competitive. Companies are reducing debt, closing unprofitable factories, firing unnecessary workers, and selling off unproductive units. Interest rates are falling rapidly, and earnings are moving up. Its pace of economic growth is also picking up, including the critical domestic market. We have increased our holdings there to 10% of our assets on April 30. Samsung is now among our five largest holdings.

India is growing
We have increased our holdings in India, which is enjoying better economic growth than the rest of the region, despite unstable governments.

Looking Ahead
Rising from the bottom
We are buying stocks in rising markets throughout the Pacific region. We think that, by and large, these countries are coming out of their financial crises with less debt, less nepotism, and a greater focus on profits. We would prefer to see more restructuring and closing of excess capacity, but there has been movement in the right direction. Together with the region's natural advantage--its large, hard-working, ambitious, and growing population--this should mean rapid earnings growth.

Portfolio Composition
Expressed as a percentage of net assets
as of 4/30/99
Japan                        35%
Asia                         34
Pacific Basin (excl. Japan)  28
Cash & Equivalents            3


Five Largest Holdings
Expressed as a percentage of net assets
as of 4/30/99
Smith (Howard), Ltd.                2.8%
Diversified Operations
Southcorp, Ltd.                     2.0
Diversified Consumer Products
NTT Mobile Communications           2.0
Telecommunications
Terumo Corp.                        1.9
Medical Products
Samsung Electronics Co.             1.9
Electronics
-------------------------------------------------------------------------------

A Message to Our Shareholders                           June 18, 1999
(PHOTO)
Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments.
The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Pacific Growth Fund, Inc.
-------------------------------------------------------------------------------
                                     2

Portfolio of Investments as of April 30, 1999 (Unaudited)
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.5%
COMMON STOCKS
------------------------------------------------------------
Australia--17.7%
  602,500   AAPT, Ltd.(a) (Telecommunications)     $   2,151,702
  127,000   AMP, Ltd. (Insurance)                      1,482,449
   51,491   Brambles Industries, Ltd.
               (Business & Public Services)            1,512,149
   42,600   Broken Hill Proprietary Co., Ltd.
               (Resources & Mining)                      481,316
  159,000   Coles Myer Ltd. (Retail)                     844,286
  289,000   Fosters Brewing Group, Ltd.
               (Diversified Industries)                  842,501
1,572,600   FXF Trust(a) (Financial Services)            462,817
  169,310   Leighton Holdings, Ltd.
               (Building & Construction)                 638,247
   76,457   National Australia Bank, Ltd.
               (Commercial Banking)                    1,487,617
  423,400   Pasminco, Ltd. (Metals)                      467,777
  384,785   Publishing & Broadcasting, Ltd.
               (Broadcasting & Publishing)             2,584,728
   25,500   Rio Tinto, Ltd. (Resources & Mining)         429,200
  288,413   Sea World Property Trust, Ltd.
               (Leisure & Tourism)                       165,945
  450,642   Smith (Howard), Ltd.
               (Diversified Operations)                3,831,500
  678,700   Southcorp, Ltd.
               (Diversfied Consumer Products)          2,782,920
   62,200   St. George Bank, Ltd.
               (Commercial Banking)                      458,666
1,191,498   Star City Holdings, Ltd.(a) (Gaming)       1,339,595
  200,600   Westpac Banking Corp.
               (Commercial Banking)                    1,530,444
  283,557   Woolworths, Ltd. (Retail)                    900,146
                                                   -------------
                                                      24,394,005
------------------------------------------------------------
Hong Kong--13.3%
   94,000   Amoy Properties, Ltd.
               (Property Investment)                      85,501
  350,400   Bank of East Asia, Ltd.
               (Commercial Banking)                $     852,175
  257,000   Cheung Kong Holdings, Ltd.
               (Real Estate)                           2,337,630
  174,000   Citic Pacific, Ltd.
               (Diversified Operations)                  471,435
  273,000   CLP Holdings, Ltd. (Utilities -
               Electric)                               1,465,242
   39,000   Henderson Land Development, Ltd.
               (Property Investment)                     235,988
  205,700   Hong Kong and China Gas (Utilities)          289,277
   41,000   Hong Kong Electric Holdings, Ltd.(a)
               (Utilities - Electric)                    130,657
  757,400   Hong Kong Telecommunications, Ltd.
               (Telecommunications)                    2,037,440
   22,004   HSBC Holdings Public Co., Ltd.
               (Banking)                                 817,613
1,670,700   Hung Hing Printing Group, Ltd.
               (Forest Products & Paper)                 700,544
  260,600   Hutchison Whampoa, Ltd.
               (Multi-Industry)                        2,336,752
  973,000   Kingboard Chemical Holdings, Ltd.
               (Electronic Components)                   171,983
   89,000   Liu Chong Hing Bank, Ltd.
               (Commercial Banking)                      110,234
   86,000   New World Development Co., Ltd.
               (Property Development)                    213,036
  200,000   Shanghai Industrial Holdings, Ltd.
               (Miscellaneous)                           443,825
  207,000   Sun Hung Kai Properties, Ltd.
               (Real Estate)                           1,816,071
  249,400   Swire-Pacific, Ltd. 'A'
               (Diversified Industries)                1,399,714
  295,300   Television Broadcasts, Ltd.
               (Broadcasting & Publishing)             1,200,128
  580,000   Varitronix International, Ltd.
               (Miscellaneous)                           995,252
   16,000   Wharf Holdings, Ltd.
               (Multi-Industry)                           39,222

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of April 30, 1999 (Unaudited)
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Hong Kong (cont'd.)
   16,500   Wing Lung Bank (Commercial Banking)    $      65,142
  138,000   Wong's International Holdings, Ltd.
               (Electronic Components)                    25,995
                                                   -------------
                                                      18,240,856
------------------------------------------------------------
India--5.2%
   32,000   Bajaj Auto, Ltd. (GDR)
               (Automobiles & Auto Parts)                520,000
   39,000   Glaxo India, Ltd.
               (Medical Products)                        593,973
   23,500   Hindustan Lever, Ltd.
               (Diversified Operations)                1,126,419
    2,100   Infosys Technologies, Ltd.(ADR)
               (Computer Software & Services)             86,756
    4,000   Infosys Technologies, Ltd.
               (Computer Software & Services)            245,293
   19,700   ITC, Ltd. (GDR) (Multi-Industry)             558,988
   32,000   Larsen & Toubro, Ltd. (GDR)
               (Diversified Operations)                  296,000
  113,000   Mahanagar Telephone Nigam, Ltd.(a)
               (GDR) (Telecommunications)              1,178,025
   27,300   Mahindra & Mahindra, Ltd. (GDR)
               (Auto & Truck)                            147,420
   16,500   NIIT, Ltd.
               (Computer Software & Services)            621,304
   40,000   Ranbaxy Laboratories, Ltd. (GDR)
               (Medical Products)                        610,000
   44,450   State Bank of India (GDR)
               (Commercial Banking)                      396,716
   61,400   Videsh Sanchar Nigam, Ltd. (GDR)
               (Telecommunications)                      735,265
                                                   -------------
                                                       7,116,159
------------------------------------------------------------
Japan--35.2%
   25,600   Avex Inc. (Audio/Visual)                   2,360,931
    3,850   Bellsystem 24, Inc. (Commercial
               Services)                               1,520,310
  100,000   Canon, Inc.
               (Office Equipment & Supplies)           2,448,124
  340,000   Daifuku Co., Ltd.
               (Machinery & Equipment)                 2,294,697
  153,000   Daikin Industries, Ltd.
               (Multi-Industry)                    $   1,598,306
   17,800   Fancl Corp. (Cosmetics/Toiletries)         2,536,994
   65,500   FP Corp. (Containers)                      2,141,689
   13,700   Hirose Electric Co., Ltd.
               (Electronic Components)                 1,274,953
   76,500   Meitec Corp.
               (Computer Software & Services)          2,488,535
   54,500   Ministop Co., Ltd. (Retail)                1,507,860
  453,000   Mitsubishi Chemical Corp.
               (Chemicals)                             1,401,442
  469,000   Mitsui Marine & Fire Insurance Co.,
               Ltd. (Insurance)                        2,603,043
   23,835   Nichii Gakkan Co.
               (Health Care Services)                  1,858,441
       47   NTT Mobile Communications
               (Telecommunications)                    2,758,332
   39,700   Oiles Corp. (Miscellaneous)                1,048,459
  194,000   Olympus Optical Co., Ltd.
               (Business & Public Services)            2,387,692
   27,100   Riso Kagaku Corp.
               (Office Equipment & Supplies)           1,295,074
    8,000   Ryohin Keikaku Co., Ltd. (Retail)          1,458,814
   28,400   Shimamura Co. (Retail)                     1,761,979
   12,000   TDK Corp. (Electronic Components)            908,489
  121,000   Terumo Corp.
               (Medical Products)                      2,637,602
   43,000   Tokyo Electron, Ltd.
               (Electronic Components)                 2,451,478
  112,000   Tostem Corp. (Building &
               Construction)                           2,079,899
   58,000   Toyo Seikan Kaisha, Ltd.
               (Containers)                            1,181,639
    5,800   Union Tool Co.
               (Machinery & Equipment)                   427,919
   34,100   World Co., Ltd. (Apparel)                  1,889,759
                                                   -------------
                                                      48,322,460
------------------------------------------------------------
Korea--9.7%
   71,500   Housing & Commercial Bank
               (Commercial Banking)                    1,684,476
   29,200   Kookmin Bank (Commercial Banking)            398,014
   29,500   Korea Electric Power Corp.
               (Utilities - Electric)                    848,885

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of April 30, 1999 (Unaudited)
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Korea (cont'd.)
   85,540   L.G. Chemical, Ltd. (Chemicals)        $   1,475,448
   85,606   L.G. Securities Co., Ltd.
               (Financial Services)                    2,160,858
   74,400   Medison Co., Ltd.
               (Medical Products)                        832,579
   30,000   Pusan City Gas Co., Ltd.
               (Gas Distribution)                        908,709
   49,800   Samsung Electro-Mechanics Co.
               (Electronic Components)                 1,173,244
   33,906   Samsung Electronics Co.
               (Electronics)                           2,607,495
   35,600   Shinhan Bank (Commercial Banking)            392,394
   19,860   Sindo Ricoh
               (Office Equipment & Supplies)             818,797
                                                   -------------
                                                      13,300,899
------------------------------------------------------------
Malaysia--0.4%
   50,000   Berjaya Sports Toto Berhad (Gaming)           72,707
  146,000   Malayan Banking Berhad
               (Commercial Banking)                      329,888
   68,000   Malaysian Pacific Industries Berhad
               (Electronic Components)                   148,322
                                                   -------------
                                                         550,917
------------------------------------------------------------
The Philippines--1.9%
  310,000   Ayala Land, Inc.
               (Property Development)                    114,135
  224,000   Manila Electric Co. 'B' (Utilities)          854,175
   30,500   Metropolitan Bank & Trust Co.
               (Commercial Banking)                      304,800
   41,600   Philippine Long Distance Telephone
               Co. (ADR) (Telecommunications)          1,341,600
                                                   -------------
                                                       2,614,710
------------------------------------------------------------
Singapore--5.3%
  196,000   City Developments, Ltd.
               (Property Development)                  1,307,438
   34,000   Cycle & Carriage, Ltd.
               (Automobiles & Auto Parts)          $     202,715
  121,000   DBS Land, Ltd. (Real Estate)                 224,286
   31,000   Development Bank of Singapore, Ltd.
               (Commercial Banking)                      329,398
  179,800   Elec & Eltek International Co., Ltd.
               (Electronics)                             683,240
  148,000   Natsteel Electronics, Ltd.
               (Electronic Components)                   497,993
   50,000   Oversea-Chinese Banking Corp., Ltd.
               (Banking)                                 469,303
   94,000   Overseas Union Bank, Ltd.
               (Commercial Banking)                      482,763
  347,000   Sembcorp Industries, Ltd.
               (Engineering & Construction)              432,214
    8,000   Singapore Airlines, Ltd. (Airlines)           73,672
   45,900   Singapore Press Holdings, Ltd.
               (Broadcasting & Publishing)               677,391
  490,000   Singapore Technologies Engineering,
               Ltd. (Engineering & Equipment)            526,446
  457,000   Singapore Telecommunications, Ltd.
               (Telecommunications)                      847,095
   38,000   United Overseas Bank, Ltd.
               (Commercial Banking)                      293,861
   35,000   Venture Manufacturing Ltd.
               (Electronic Components)                   192,149
                                                   -------------
                                                       7,239,964
------------------------------------------------------------
Taiwan--5.3%
  136,000   Asustek Computer, Inc.(a)
               (Computers)                             1,422,385
  626,000   Bank Sinopac (Commercial Banking)            440,306
  218,800   Cathay Life Insurance Co., Ltd.
               (Insurance)                               782,862
  391,180   Compal Electronics, Inc.(a)
               (Computers)                             1,351,784
  341,000   D-Link Corp. (Network Systems)               703,899
  140,000   Hon Hai Precision Industry(a)
               (Electronic Components)                   762,080

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of April 30, 1999 (Unaudited)
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Taiwan (cont'd.)
  568,600   Phoenixtec Power Co., Ltd.(a)
               (Electronic Components)             $   1,017,220
  521,000   Taishin International Bank
               (Commercial Banking)                      398,318
  124,100   Taiwan Semiconductor Manufacturing
               Co.(a) (Electronic Components)            419,359
                                                   -------------
                                                       7,298,213
------------------------------------------------------------
Thailand--3.5%
   50,500   Advanced Info Service Public Co.,
               Ltd. (Telecommunications)                 536,307
  148,700   Bangkok Bank Public Co., Ltd.
               (Commercial Banking)                      444,898
  264,000   Bank of Ayudhya Public Co., Ltd.
               (Commercial Banking)                      147,637
   20,000   Banpu Public Co., Ltd.
               (Resources & Mining)                       32,884
  151,300   BEC World Public Co., Ltd.
               (Television)                              799,321
  352,800   Electricity Generating Public Co.,
               Ltd.
               (Utilities - Electric)                    784,528
   78,000   PTT Exploration & Production Public
               Co., Ltd.
               (Oil & Gas
               Exploration/Production)                   719,030
   19,900   Siam Cement Co., Ltd.(a)
               (Building Materials & Components)   $     587,881
  205,500   Thai Farmers Bank Public Co., Ltd.
               (Commercial Banking)                      570,526
  363,300   Thai Military Bank Public Co., Ltd.
               (Commercial Banking)                      193,406
                                                   -------------
                                                       4,816,418
                                                   -------------
            Total common stocks
               (cost $110,696,489)                   133,894,601
                                                   -------------
Units
WARRANTS(a)--0.0%
------------------------------------------------------------
Hong Kong--0.0%
   16,830   Wharf Holdings, Ltd.
               expiring Dec. '99 @ HKD17.50
               (Multi-Industry)                            8,523
                                                   -------------
------------------------------------------------------------
Total Investments--97.5%
            (cost $110,696,489; Note 4)              133,903,124
            Other assets in excess of
               liabilities--2.5%                       3,450,407
                                                   -------------
            Net Assets--100%                       $ 137,353,531
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of April 30, 1999 (Unaudited)
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

------------------------------------------------------------
The industry classification of portfolio holdings and other
net assets in excess of liabilities shown as a percentage of net assets as of April 30, 1999 was as follows:
Telecommunications....................................    8.4%
Commercial Banking....................................    8.3
Electronic Components.................................    6.6
Retail................................................    4.7
Diversified Operations................................    4.2
Insurance.............................................    3.6
Medical Products......................................    3.4
Office Equipment & Supplies...........................    3.3
Multi-Industry........................................    3.3
Broadcasting & Publishing.............................    3.3
Real Estate...........................................    3.2
Utilities-Electric....................................    3.0
Business & Public Services............................    2.8
Computer Software & Services..........................    2.5
Containers............................................    2.4
Electronics...........................................    2.4
Chemicals.............................................    2.1
Diversified Consumer Products.........................    2.0
Computers.............................................    2.0
Building & Construction...............................    2.0
Machinery & Equipment.................................    2.0
Financial Services....................................    1.9
Cosmetics/Toiletries..................................    1.9
Miscellaneous.........................................    1.8
Audio/Visual..........................................    1.7%
Diversified Industries................................    1.6
Apparel...............................................    1.4
Health Care Services..................................    1.4
Property Development..................................    1.2
Commercial Services...................................    1.1
Gaming................................................    1.0
Banking...............................................    0.9
Resources & Mining....................................    0.7
Gas Distribution......................................    0.7
Television............................................    0.6
Automobiles & Auto Parts..............................    0.5
Oil & Gas Exploration/Production......................    0.5
Forest Products & Paper...............................    0.5
Network Systems.......................................    0.5
Building Materials & Components.......................    0.4
Engineering & Equipment...............................    0.4
Metals................................................    0.3
Engineering & Construction............................    0.3
Property Investment...................................    0.2
Utilities.............................................    0.2
Leisure & Tourism.....................................    0.1
Auto & Truck..........................................    0.1
Airlines..............................................    0.1
Other assets in excess of liabilities.................    2.5
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities (Unaudited)
                                            PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1999
Investments, at value (cost $110,696,489)...................................................................       $133,903,124
Foreign currency, at value (cost $6,902,259)................................................................          7,034,598
Forward currency contracts - amount receivable from counterparties..........................................          1,165,088
Receivable for Fund shares sold.............................................................................            691,929
Receivable for investments sold.............................................................................            466,242
Dividends and interest receivable...........................................................................            343,031
Due from broker - variation margin..........................................................................                807
Deferred expenses and other assets..........................................................................              6,779
                                                                                                                  --------------
   Total assets.............................................................................................        143,611,598
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................            388,342
Forward currency contracts - amount payable to counterparties...............................................          2,446,096
Payable for investments purchased...........................................................................          1,666,973
Payable for Fund shares reacquired..........................................................................          1,245,066
Withholding taxes payable...................................................................................            199,684
Accrued expenses and other liabilities......................................................................            159,925
Management fee payable......................................................................................             79,540
Distribution fee payable....................................................................................             72,441
                                                                                                                  --------------
   Total liabilities........................................................................................          6,258,067
                                                                                                                  --------------
Net Assets..................................................................................................       $137,353,531
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $     12,334
   Paid-in capital in excess of par.........................................................................        160,172,298
                                                                                                                  --------------
                                                                                                                    160,184,632
   Undistributed net investment income......................................................................          4,198,359
   Accumulated net realized loss on investments, foreign currency transactions and futures..................        (48,927,557)
   Net unrealized appreciation on investments, foreign currencies and futures...............................         21,898,097
                                                                                                                  --------------
Net assets, April 30, 1999..................................................................................       $137,353,531
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($29,849,710 / 2,627,541 shares of common stock issued and outstanding)...............................             $11.36
   Maximum sales charge (5% of offering price)..............................................................                .60
                                                                                                                          -----
   Maximum offering price to public.........................................................................             $11.96
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($83,532,257 / 7,601,062 shares of common stock issued and outstanding)...............................             $10.99
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($2,520,297 / 229,341 shares of common stock issued and outstanding)..................................             $10.99
   Sales charge (1% of offering price)......................................................................                .11
                                                                                                                  --------------
   Offering price to public.................................................................................             $11.10
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($21,451,267 / 1,875,707 shares of common stock issued and outstanding)...............................             $11.44
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL PACIFIC GROWTH FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                    Ended
Net Investment Income                           April 30, 1999
Income
   Dividends (net of foreign withholding
      taxes
      of $48,429)............................    $    690,515
   Interest (net of foreign witholding taxes
      of $3,626).............................         194,686
                                                --------------
      Total income...........................         885,201
                                                --------------
Expenses
   Management fee............................         429,286
   Distribution fee--Class A.................          30,123
   Distribution fee--Class B.................         367,998
   Distribution fee--Class C.................          10,272
   Transfer agent's fees and expenses........         242,000
   Custodian's fees and expenses.............         150,000
   Reports to shareholders...................          36,000
   Registration fees.........................          30,000
   Audit fees and expenses...................          19,000
   Directors' fees...........................          12,000
   Legal fees and expenses...................          12,000
   Miscellaneous.............................           2,860
                                                --------------
      Total expenses.........................       1,341,539
                                                --------------
Net investment income........................        (456,338)
                                                --------------
Realized and Unrealized Gain (Loss) on
Investments, Foreign Currency and
Futures Transactions
Net realized gain (loss) on:
   Investment transactions...................       1,629,314
   Foreign currency transactions.............      (1,276,811)
   Futures transactions......................        (637,691)
                                                --------------
                                                     (285,188)
                                                --------------
Net change in unrealized appreciation/depreciation on:
   Investments...............................      28,530,993
   Foreign currencies........................         111,459
   Futures...................................         163,126
                                                --------------
                                                   28,805,578
                                                --------------
Net gain on investments, foreign currencies
   and futures...............................      28,520,390
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $ 28,064,052
                                                --------------
                                                --------------

PRUDENTIAL PACIFIC GROWTH FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                      Ended         Year Ended
Increase (Decrease)                 April 30,       October 31,
in Net Assets                         1999             1998
Operations
   Net investment income
      (loss)....................  $    (456,338)   $     183,911
   Net realized loss on
      investment and foreign
      currency transactions.....       (285,188)     (43,735,875)
   Net change in unrealized
      appreciation on
      investments, futures and
      foreign currencies........     28,805,578       17,748,671
                                  -------------    -------------
   Net increase (decrease) in
      net assets resulting from
      operations ...............     28,064,052      (25,803,293)
                                  -------------    -------------
   Distributions in excess of
      net investment income
      Class A...................       (200,274)      (1,079,173)
      Class B...................        (82,000)      (2,945,918)
      Class C...................         (1,966)         (50,643)
      Class Z...................       (143,977)        (685,936)
                                  -------------    -------------
                                       (428,217)      (4,761,670)
                                  -------------    -------------
   Distributions from net
      realized gains
      Class A...................             --       (2,309,696)
      Class B...................             --       (8,685,264)
      Class C...................             --         (149,828)
      Class Z...................             --       (1,332,334)
                                  -------------    -------------
                                             --      (12,477,122)
                                  -------------    -------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold......................    124,098,309      141,655,986
   Net asset value of shares
      issued in reinvestment of
      distributions.............        412,010       16,174,424
   Cost of shares reacquired....   (125,956,913)    (190,629,423)
                                  -------------    -------------
   Net decrease in net assets
      from Fund share
      transactions..............     (1,446,594)     (32,799,013)
                                  -------------    -------------
Total increase (decrease).......     26,189,241      (75,841,098)
Net Assets
Beginning of period.............    111,164,290      187,005,388
                                  -------------    -------------
End of period(a)................  $ 137,353,531    $ 111,164,290
                                  -------------    -------------
                                  -------------    -------------
(a) Includes undistributed net
    investment income of........  $   4,198,359    $   5,082,914
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements (Unaudited)   PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and had no operations other than the issuance of 5,000 shares each of Class A and Class B common stock for $100,000 on May 6, 1992 to Prudential Investments Fund Management LLC ('PIFM'). The Fund commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements (Unaudited)   PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due to timing differences concerning recognition of income.
Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the six months ended April 30, 1999.

PIMS has advised the Fund that it received approximately $29,100 and $5,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements (Unaudited)   PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the six months ended April 30, 1999, it received approximately $102,700 and $3,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS, PIFM and PIC are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended April 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended April 30, 1999, the Fund incurred fees of approximately $199,000 for the services of PMFS. As of April 30, 1999, approximately $32,800 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1999 were $78,169,022 and $30,498,740, respectively.

At April 30, 1999, the Fund had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                         Value at
Forward Currency      Settlement Date     Current      Appreciation
Purchase Contracts        Payable          Value      (Depreciation)
--------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring 6/15/99 -
  6/21/99...........    $ 3,182,351     $ 3,215,555    $      33,204
Japanese Yen,
  expiring 5/3/99 -
  9/2/99............     38,877,678      36,638,618       (2,239,060)
                      ---------------   -----------   --------------
                        $42,060,029     $39,854,173    $  (2,205,856)
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

                         Value at
  Forward Currency    Settlement Date     Current      Appreciation
   Sale Contracts       Receivable         Value      (Depreciation)
--------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring 6/15/99 -
  6/21/99...........    $ 3,013,521     $ 3,215,567    $    (202,046)
Hong Kong Dollars,
  expiring
  4/26/00...........      7,663,569       7,668,559           (4,990)
Japanese Yen,
  expiring 5/3/99 -
  11/8/99...........     53,588,182      52,456,298        1,131,884
                      ---------------   -----------   --------------
                        $64,265,272     $63,340,424    $     924,848
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

The United States federal income tax basis of the Fund's investments is substantially the same as for financial reporting purposes and accordingly, as of April 30, 1999, net unrealized appreciation for federal income tax purposes was $22,581,941 (gross unrealized appreciation--$26,694,101; gross unrealized depreciation--$4,112,160).

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 1998 of approximately $48,453,985 which expires in 2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

During the six months ended April 30, 1999, the Fund entered into financial futures contracts. Details of open contracts at April 30, 1999 are as follows:

                                             Value at      Value at
 Number of                    Expiration     April 30,      Trade        Unrealized
 Contracts        Type           Date          1999          Date       Appreciation
-----------    ----------    ------------    ---------     --------     ------------
Long Position:
1              Hang Seng        May 99        $86,388      $85,581          $807
                                                                             ---
                                                                             ---

--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements (Unaudited)   PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contigent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.

Transactions in shares of common stock for the six months ended April 30, 1999 and fiscal year ended October 31, 1998 were as follows:

Class A                              Shares           Amount
---------------------------------  -----------    ---------------
Six months ended April 30, 1999:
Shares sold......................    4,087,949    $    39,927,380
Shares issued in reinvestment of
  distributions..................       20,322            188,589
Shares reacquired................   (4,021,668)       (39,456,810)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................       86,603            659,159
Shares issued upon conversion
  from Class B...................       64,768            618,729
                                   -----------    ---------------
Net increase in shares
  outstanding....................      151,371    $     1,277,888
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    4,437,257    $    42,845,381
Shares issued in reinvestment of
  distributions..................      329,658          3,143,003
Shares reacquired................   (5,369,479)       (52,502,540)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (602,564)        (6,514,156)
Shares issued upon conversion
  from Class B...................      143,203          1,354,722
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (459,361)   $    (5,159,434)
                                   -----------    ---------------
                                   -----------    ---------------
Class B                              Shares           Amount
---------------------------------  -----------    ---------------
Six months ended April 30, 1999:
Shares sold......................    2,052,255    $    19,601,668
Shares issued in reinvestment of
  distributions..................        8,624             77,617
Shares reacquired................   (2,867,113)       (26,978,502)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (806,234)        (7,299,217)
Shares reacquired upon conversion
  into Class A...................      (67,080)          (618,729)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (873,314)   $    (7,917,946)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    3,108,133    $    29,692,991
Shares issued in reinvestment of
  distributions..................    1,170,551         10,820,405
Shares reacquired................   (6,591,555)       (63,034,383)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (2,312,871)       (22,520,987)
Shares reacquired upon conversion
  into Class A...................     (148,409)        (1,354,722)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,461,280)   $   (23,875,709)
                                   -----------    ---------------
                                   -----------    ---------------
Class C
---------------------------------
Six months ended April 30, 1999:
Shares sold......................    1,480,080    $    14,040,547
Shares issued in reinvestment of
  distributions..................          215              1,933
Shares reacquired................   (1,439,231)       (13,797,061)
                                   -----------    ---------------
Net increase in shares
  outstanding....................       41,064    $       245,419
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1999:
Shares sold......................    1,915,959    $    17,541,510
Shares issued in reinvestment of
  distributions..................       21,081            194,900
Shares reacquired................   (1,997,866)       (18,435,258)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................      (60,826)   $      (698,848)
                                   -----------    ---------------
                                   -----------    ---------------
Class Z
---------------------------------
Six months ended April 30, 1999:
Shares sold......................    5,101,692    $    50,528,714
Shares issued in reinvestment of
  distributions..................       15,420            143,871
Shares reacquired................   (4,596,827)       (45,724,540)
                                   -----------    ---------------
Net increase in shares
  outstanding....................      520,285    $     4,948,045
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    5,371,303    $    51,576,104
Shares issued in reinvestment of
  distributions..................      211,034          2,016,116
Shares reacquired................   (5,816,918)       (56,657,242)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (234,581)   $    (3,065,022)
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
                                       13

Financial Highlights (Unaudited)            PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                                 Class A(a)
                                                  -------------------------------------------------------------------------
                                                  Six Months
                                                     Ended                         Year Ended October 31,
                                                   April 30,      ---------------------------------------------------------
                                                     1999          1998        1997         1996         1995        1994
                                                  -----------     -------     -------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $  9.14       $ 12.22     $ 15.86     $  15.75     $  16.90     $ 16.10
                                                  -----------     -------     -------     --------     --------     -------
Income from investment operations
Net investment income (loss)..................         (.02)          .06         .02          .07          .04        (.08)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         2.32         (1.88)      (3.31)         .23        (1.09)       1.15
                                                  -----------     -------     -------     --------     --------     -------
   Total from investment operations...........         2.30         (1.82)      (3.29)         .30        (1.05)       1.07
                                                  -----------     -------     -------     --------     --------     -------
Less distributions
Distributions in excess of net investment
   income.....................................         (.08)         (.40)         --         (.19)          --        (.06)
Distributions from net realized gains.........           --          (.86)       (.35)          --         (.10)       (.21)
                                                  -----------     -------     -------     --------     --------     -------
   Total distributions........................         (.08)        (1.26)       (.35)        (.19)        (.10)       (.27)
                                                  -----------     -------     -------     --------     --------     -------
Net asset value, end of period................      $ 11.36       $  9.14     $ 12.22     $  15.86     $  15.75     $ 16.90
                                                  -----------     -------     -------     --------     --------     -------
                                                  -----------     -------     -------     --------     --------     -------
TOTAL RETURN(b)...............................        25.77%       (15.53)%    (21.32)%       1.97%       (6.23)%      6.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $29,850       $22,624     $35,860     $113,585     $ 98,998     $98,921
Average net assets (000)......................      $24,298       $26,845     $73,942     $106,148     $101,920     $92,233
Ratios to average net assets:
   Total expenses.............................         1.88%(c)      1.70%       1.48%        1.37%        1.46%       1.57%
   Operating expenses, including distribution
      fees....................................         1.88%(c)      1.70%       1.42%        1.37%        1.46%       1.57%
   Operating expenses, excluding distribution
      fees....................................         1.63%(c)      1.45%       1.17%        1.12%        1.21%       1.33%
   Net investment income (loss)...............         (.33)%(c)      .63%        .14%         .44%         .26%       (.50)%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................           30%           94%         81%          91%          54%         56%

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights (Unaudited)            PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class B(a)
                                                  ---------------------------------------------------------------------------
                                                  Six Months
                                                     Ended                          Year Ended October 31,
                                                   April 30,      -----------------------------------------------------------
                                                     1999          1998         1997         1996         1995         1994
                                                  -----------     -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $  8.79       $ 11.77     $  15.40     $  15.38     $  16.62     $  15.94
                                                  -----------     -------     --------     --------     --------     --------
Income from investment operations
Net investment loss...........................         (.05)         (.01)        (.09)        (.04)        (.08)        (.21)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         2.26         (1.82)       (3.19)         .25        (1.06)        1.13
                                                  -----------     -------     --------     --------     --------     --------
   Total from investment operations...........         2.21         (1.83)       (3.28)         .21        (1.14)         .92
                                                  -----------     -------     --------     --------     --------     --------
Less distributions
Distributions in excess of net investment
   income.....................................         (.01)         (.29)          --         (.19)          --         (.03)
Distributions from net realized gains.........           --          (.86)        (.35)          --         (.10)        (.21)
                                                  -----------     -------     --------     --------     --------     --------
   Total distributions........................         (.01)        (1.15)        (.35)        (.19)        (.10)        (.24)
                                                  -----------     -------     --------     --------     --------     --------
Net asset value, end of period................      $ 10.99       $  8.79     $  11.77     $  15.40     $  15.38     $  16.62
                                                  -----------     -------     --------     --------     --------     --------
                                                  -----------     -------     --------     --------     --------     --------
TOTAL RETURN(b)...............................        25.60%       (16.32)%     (21.84)%       1.36%       (6.82)%       5.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $83,532       $74,457     $128,694     $327,315     $344,313     $459,949
Average net assets (000)......................      $74,210       $91,983     $244,462     $357,548     $368,771     $404,506
Ratios to average net assets:
   Total expenses.............................         2.63%(c)      2.45%        2.23%        2.12%        2.21%        2.33%
   Operating expenses, including distribution
      fees....................................         2.63%(c)      2.45%        2.17%        2.12%        2.21%        2.33%
   Operating expenses, excluding distribution
      fees....................................         1.63%(c)      1.45%        1.17%        1.12%        1.21%        1.33%
   Net investment loss........................        (1.08)%(c)     (.12)%       (.61)%       (.25)%       (.55)%      (1.27)%

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Financial Highlights (Unaudited)            PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                                    Class C(a)
                                                  ------------------------------------------------------------------------------
                                                                                                                      August 1,
                                                  Six Months                                                           1994(d)
                                                     Ended                    Year Ended October 31,                   Through
                                                   April 30,      ----------------------------------------------     October 31,
                                                     1999          1998       1997        1996          1995            1994
                                                  -----------     ------     ------     --------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $  8.79       $11.77     $15.40     $  15.38       $ 16.62         $ 16.68
                                                      -----       ------     ------     --------         -----           -----
Income from investment operations
Net investment loss...........................         (.05)        (.01)      (.09)        (.04)         (.08)           (.06)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         2.26        (1.82)     (3.19)         .25         (1.06)             --
                                                      -----       ------     ------     --------         -----           -----
   Total from investment operations...........         2.21        (1.83)     (3.28)         .21         (1.14)           (.06)
                                                      -----       ------     ------     --------         -----           -----
Less distributions
Distributions in excess of net investment
   income.....................................         (.01)        (.29)        --         (.19)           --              --
Distributions from net realized gains.........           --         (.86)      (.35)          --          (.10)             --
                                                      -----       ------     ------     --------         -----           -----
   Total distributions........................         (.01)       (1.15)      (.35)        (.19)         (.10)             --
                                                      -----       ------     ------     --------         -----           -----
Net asset value, end of period................      $ 10.99       $ 8.79     $11.77     $  15.40       $ 15.38         $ 16.62
                                                      -----       ------     ------     --------         -----           -----
                                                      -----       ------     ------     --------         -----           -----
TOTAL RETURN(b)...............................        25.60%      (16.32)%   (21.84)%       1.36%        (6.82)%          (.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $ 2,520       $1,654     $2,932     $ 12,360       $ 2,443         $   718
Average net assets (000)......................      $ 2,071       $2,276     $6,557     $  6,402       $ 1,624         $   458
Ratios to average net assets:
   Total expenses.............................         2.63%(c)     2.45%      2.23%        2.12%         2.21%           3.00%(c)
   Operating expenses, including distribution
      fees....................................         2.63%(c)     2.45%      2.17%        2.12%         2.21%           3.00%(c)
   Operating expenses, excluding distribution
      fees....................................         1.63%(c)     1.45%      1.17%        1.12%         1.21%           2.00%(c)
   Net investment loss........................        (1.08)%(c)    (.12)%     (.61)%       (.25)%        (.43)%         (1.64)%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Financial Highlights (Unaudited)            PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                      Class Z(a)
                                                  ---------------------------------------------------
                                                                                           March 1,
                                                  Six Months      Year Ended October        1996(d)
                                                     Ended                31,               Through
                                                   April 30,      -------------------     October 31,
                                                     1999          1998        1997          1996
                                                  -----------     -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $  9.17       $ 12.28     $ 15.89       $ 16.57
                                                  -----------     -------     -------     -----------
Income from investment operations
Net investment income.........................          .01           .08         .06           .11
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         2.37         (1.89)      (3.32)         (.79)
                                                  -----------     -------     -------     -----------
   Total from investment operations...........         2.38         (1.81)      (3.26)         (.68)
                                                  -----------     -------     -------     -----------
Less distributions
Distributions in excess of net investment
   income.....................................         (.11)         (.44)         --            --
Distributions from net realized gains.........           --          (.86)       (.35)           --
                                                  -----------     -------     -------     -----------
   Total distributions........................         (.11)        (1.30)       (.35)           --
                                                  -----------     -------     -------     -----------
Net asset value, end of period................      $ 11.44       $  9.17     $ 12.28       $ 15.89
                                                  -----------     -------     -------     -----------
                                                  -----------     -------     -------     -----------
TOTAL RETURN(b)...............................        26.43%       (15.36)%    (21.02)%       (4.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $21,451       $12,429     $19,520       $37,288
Average net assets (000)......................      $14,846       $15,099     $31,945       $33,868
Ratios to average net assets:
   Total expenses.............................         1.63%(c)      1.45%       1.23%         1.12%(c)
   Operating expenses, including distribution
      fees....................................         1.63%(c)      1.45%       1.17%         1.12%(c)
   Operating expenses, excluding distribution
      fees....................................         1.63%(c)      1.45%       1.17%         1.12%(c)
   Net investment income (loss)...............         (.08)%(c)      .82%        .39%          .68%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Getting The Most From Your Prudential Mutual Fund.

Some mutual fund shareholders won't ever read this--they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance--it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding, and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund --the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked for" prices of a security.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report, and are subject to change thereafter.

The accompanying financial statements as of April 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

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